Exhibit 4.2

V.F. CORPORATION

Fifth Supplemental Indenture

Dated as of April 23, 2020

(Fifth Supplemental to the Indenture Dated as of October 15, 2007)

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

FIFTH SUPPLEMENTAL INDENTURE, dated as of April 23, 2020 (the “Fifth Supplemental Indenture”), among V.F. Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the “Company”), The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., a national banking association, as Trustee (herein called the “Trustee”);

RECITALS:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of October 15, 2007 (the “Base Indenture,” and together with this Fifth Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Base Indenture;

WHEREAS, Section 9.01 of the Base Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the form and terms of any series of Securities;

WHEREAS, Section 2.01 of the Base Indenture permits the form of Securities of any series to be established in an indenture supplemental to the Base Indenture;

WHEREAS, Section 3.01 of the Base Indenture permits certain terms of any series of Securities to be established pursuant to an indenture supplemental to the Base Indenture;

WHEREAS, pursuant to Sections 2.01 and 3.01 of the Base Indenture, the Company desires to provide for the establishment of two new series of Securities under the Base Indenture, the form and substance of such Securities and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Fifth Supplemental Indenture;

WHEREAS, all things necessary to make this Fifth Supplemental Indenture a valid agreement of the Company, in accordance with its terns, have been done;

NOW, THEREFORE, THIS FIFTH SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities established by this Fifth Supplemental Indenture by the Holders thereof (the “Noteholders”), it is mutually agreed, for the equal and proportionate benefit of all such Noteholders, as follows:

ARTICLE 1
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01. Relation to Base Indenture. This Fifth Supplemental Indenture constitutes a part of the Base Indenture (the provisions of which, as modified by this Fifth Supplemental Indenture, shall apply to each series of Notes) in respect of each series of Notes but shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series.

Section 1.02. Definitions. For all purposes of this Fifth Supplemental Indenture, the capitalized terms used herein (i) which are defined in this Section 1.02 have the respective meanings assigned hereto in this Section 1.02 and (ii) which are defined in the Base Indenture (and which are not defined in this Section 1.02) have the respective meanings assigned thereto in the Base Indenture. For all purposes of this Fifth Supplemental Indenture:

(a) Unless the context otherwise requires, any reference to an Article or Section refers to an Article or Section, as the case may be, of this Fifth Supplemental Indenture;

(b) The words “herein,” “hereof” and “hereunder” and words of similar import refer to this Fifth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision; and

(c) The definition of “Opinion of Counsel” in Section 1.01 of the Base Indenture is hereby amended by replacing “who shall be acceptable” with “which opinion shall be acceptable”.

(d) The terms defined in this Section 1.02(c) have the meanings assigned to them in this Section and include the plural as well as the singular:

“2022 Notes” has the meaning set forth in Section 2.01(a).

“2025 Notes” has the meaning set forth in Section 2.01(a).

“2027 Notes” has the meaning set forth in Section 2.01(a).

“2030 Notes” has the meaning set forth in Section 2.01(a).

“2025 Notes Make Whole Call Date” means March 23, 2025.

“2027 Notes Make Whole Call Date” means February 23, 2027.

“2030 Notes Make Whole Call Date” means January 23, 2030.

“2022 Notes Maturity Date” has the meaning set forth in Section 2.01(c).

“2025 Notes Maturity Date” has the meaning set forth in Section 2.01(c).

“2027 Notes Maturity Date” has the meaning set forth in Section 2.01(c).

“2030 Notes Maturity Date” has the meaning set forth in Section 2.01(c).

“Adjusted Treasury Rate” means, for any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The semi-annual equivalent yield to maturity will be computed as of the third business day immediately preceding the redemption date.

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“Applicable Spread” means, (i) 30 basis points with respect to the 2022 Notes, (ii) 35 basis points with respect to the 2025 Notes, (iii) 40 basis points with respect to the 2027 Notes and (iv) 40 basis points with respect to the 2030 Notes.

“Below Investment Grade Rating Event” means, with respect to each series of Notes, that the applicable series of Notes are rated below Investment Grade by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of such Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance composed of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event). The Trustee shall not be charged with knowledge of a Below Investment Grade Rating Event unless it has received actual notice thereof.

“Business Day” is any day, other than a Saturday or Sunday, which is not a day on which banking institutions in the City of New York are authorized or required by law, regulation or executive order to close.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner (as such term is used in Sections 13(d)(3) and 13(d)(5) of the Exchange Act), directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s Voting Stock; (3) the consummation by the Company of a consolidation with, or merger with or into, any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) or the consummation by any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) of a consolidation with, or merger with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where the Voting Stock of the Company outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction; or (4) the adoption of a plan relating to the liquidation or dissolution of the Company.

“Change of Control Notice” has the meaning set forth in Section 5.01.

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“Change of Control Payment” means, with respect to any Notes, any amount payable upon repurchase of such Notes pursuant to Article 5.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Clearstream” means Clearstream Banking Société Anonyme, Luxembourg.

“Code” means the United States Internal Revenue Code of 1986, as amended to the date hereof.

“Comparable Treasury Issue” means a United States treasury security, selected by the quotation agent, having a maturity comparable to the remaining term of the series of Notes to be redeemed that would be utilized in accordance with customary financial practice in pricing new issues of corporate notes of comparable maturity to the remaining term of the applicable series of Notes.

“Comparable Treasury Price” means, for any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date, provided that if four or more Reference Treasury Dealer Quotations are obtained, the highest and lowest of such quotations shall be excluded from the calculation.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch, Inc. or any successor to its rating agency business.

“Interest Payment Date” has the meaning set forth in Section 2.01(d).

“Interest Period” has the meaning set forth in Section 2.01(d).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch); or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Make Whole Call Date” means (i) with respect to the 2025 Notes, the 2025 Notes Make Whole Call Date, (ii) with respect to the 2027 Notes, the 2027 Notes Make Whole Call Date, and (iii) with respect to the 2030 Notes, the 2030 Notes Make Whole Call Date.

“Maturity Date” means (i) with respect to the 2022 Notes, the 2022 Notes Maturity Date, (ii) with respect to the 2025 Notes, the 2025 Notes Maturity Date, (iii) with respect to the 2027 Notes, the 2027 Notes Maturity Date and (iv) with respect to the 2030 Notes, the 2030 Notes Maturity Date.

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“Moody’s” means Moody’s Investors Service, Inc. or any successor to its rating agency business.

“Notes” has the meaning set forth in Section 2.01(a).

“Rating Agency” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the applicable series of Notes or fails to make a rating of such Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, as the case may be.

“Quotation Agent” is the Reference Treasury Dealer appointed by us.

“Reference Treasury Dealers” means

•	each of Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer (a “Primary Treasury Dealer”), the Company shall substitute another primary treasury dealer for such Reference Treasury Dealer; and

•	any other Primary Treasury Dealer selected by us.

“Reference Treasury Dealers Quotations” means, for each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

“S&P” means S&P Global Ratings, a division of S&P Global Inc. or any successor to its rating agency business.

“Tendered Notes” has the meaning set forth in Section 5.01(b)(i).

“United States” has the meaning set forth in Section 2.01(l).

“United States person” has the meaning set forth in Section 2.01(l).

“Voting Stock” means, with respect to any person, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

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ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01. Terms of the Notes. Pursuant to Sections 2.01 and 3.01 of the Base Indenture, there is hereby established (i) a series of Securities that shall be known and designated as the “2.050% Senior Notes due 2022” (the “2022 Notes”) of the Company, (ii) a series of Securities that shall be known and designated as the “2.400% Senior Notes due 2025” (the “2025 Notes”) of the Company, (iii) a series of Securities that shall be known and designated as the “2.800% Senior Notes due 2027” (the “2027 Notes”) and (iv) a series of Securities that shall be known and designated as the “2.950% Senior Notes due 2030” (the “2030 Notes” and, together with the 2022 Notes, the 2025 Notes, and the 2027 Notes, the “Notes”) of the Company. The terms of each such series of Notes shall be as follows:

(a) Designation and Principal Amount. The 2022 Notes shall be initially limited in aggregate principal amount to $1,000,000,000. The 2025 Notes shall be initially limited in aggregate principal amount to $750,000,000. The 2027 Notes shall be initially limited in aggregate principal amount to $500,000,000. The 2030 Notes shall be initially limited in aggregate principal amount to $750,000,000. The CUSIP number of the 2022 Notes is 918204 AZ1 and the ISIN number is US918204AZ14. The CUSIP number of the 2025 Notes is 918204 BA5 and the ISIN number is US918204BA53. The CUSIP number of the 2027 Notes is 918204 BB3 and the ISIN number is US918204BB37. The CUSIP number of the 2030 Notes is 918204 BC1 and the ISIN number is US918204BC10. If additional Securities of an applicable series of Notes are issued pursuant to Section 3.01 of the Base Indenture, and if such additional Securities are not fungible with the applicable series of Notes for U.S. federal income tax purposes, such additional Securities shall have one or more separate CUSIP numbers and/or ISIN numbers.

(b) Form and Denominations. Each series of Notes will be issued only in fully registered form, and the authorized denominations of such Notes shall be $2,000 and integral multiples of $1,000 in excess thereof. The 2022 Notes will initially be issued in the form of one or more Global Securities substantially in the form of Annex A attached hereto, the 2025 Notes will initially be issued in the form of one or more Global Securities substantially in the form of Annex B attached hereto, the 2027 Notes will initially be issued in the form of one or more Global Securities substantially in the form of Annex C attached hereto and the 2030 Notes will be initially issued in the form of one or more Global Securities substantially in the form of Annex D attached hereto in each case, with such modifications thereto as may be approved by the authorized officer executing the same. Each series of Notes will be denominated in dollars and payments of principal and interest will be made in dollars.

(c) Maturity Date. The principal amount of, and all accrued and unpaid interest on, the 2022 Notes shall be payable in full on April 23, 2022, or if such day is not a Business Day, the following Business Day (the “2022 Notes Maturity Date’’). The principal amount of, and all accrued and unpaid interest on, the 2025 Notes shall be payable in full on April 23, 2025, or if such day is not a Business Day, the following Business Day (the “2025 Notes Maturity Date’’). The principal amount of, and all accrued and unpaid interest on, the 2027 Notes shall be payable in full on April 23, 2027, or if such day is not a Business Day, the following Business Day (the “2027 Notes Maturity Date’’). The principal amount of, and all

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accrued and unpaid interest on, the 2030 Notes shall be payable in full on April 23, 2030, or if such day is not a Business Day, the following Business Day (the “2030 Notes Maturity Date’’).

(d) Interest. With respect to each series of Notes, interest payable on any Interest Payment Date, the Maturity Date or, if applicable, the Redemption Date shall be the amount accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of April 23, 2020, if no interest has been paid or duly provided for with respect to the applicable series of Notes) to, but excluding, such Interest Payment Date, Maturity Date or, if applicable, Redemption Date, as the case may be (each, an “Interest Period”). The 2022 Notes will bear interest at the rate of 2.050% per year from the original issue date thereof to the 2022 Maturity Date. The 2025 Notes will bear interest at the rate of 2.400% per year from the original issue date thereof to the 2025 Maturity Date. The 2027 Notes will bear interest at the rate of 2.800% per year from the original issue date thereof to the 2027 Maturity Date. The 2030 Notes will bear interest at the rate of 2.950% per year from the original issue date thereof to the 2030 Maturity Date. Interest on each series of Notes shall be payable semi-annually in arrears on April 23 and October 23 of each year, beginning on October 23, 2020 (each such date, an “Interest Payment Date”).

With respect to each series of Notes, the amount of interest payable for any Interest Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any scheduled Interest Payment Date for the applicable series of Notes falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date shall be postponed to the next succeeding day which is a Business Day (and no interest on such payment shall accrue for the period from and after such scheduled Interest Payment Date).

In the event the Maturity Date or a Redemption Date for the applicable series of Notes falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the Maturity Date). With respect to each series of Notes, interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) will be paid to the Person to whom principal of such Notes is payable.

(e) To Whom Interest is Payable. Interest shall be payable to the Person in whose name the applicable series of Notes are registered at the close of business on the Business Day next preceding the Interest Payment Date, or in the event the applicable series of Notes cease to be held in the form of one or more Global Securities, at the close of business on the April 8 or October 8 immediately prior to that Interest Payment Date, whether or not a Business Day.

(f) Place of Payment and Appointment. With respect to each series of Notes, principal of, the Redemption Price (if any), the Change of Control Payments (if any), and interest on, such series of Notes shall be payable at the office or agency of the Paying Agent; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the applicable Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment.

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(g) Security Registrar and Paying Agent. The Company hereby appoints (i) the Trustee, as the Paying Agent, and (ii) the Trustee as the Security Registrar for each series of Notes. Upon notice to the Trustee, the Company may change any Paying Agent or Security Registrar for any series of Notes. Each series of Notes may be surrendered for registration of transfer and for exchange at the office or agency of the Company maintained for such purpose in the City of New York, New York and at any other office or agency maintained by the Company for such purpose.

(h) Funding of Payments. With respect to each series of Notes, at least one Business Day prior to the date that any payment of principal of, the Redemption Price (if any), the Change of Control Payments (if any), or interest on, or any other amount payable in respect of such series of Notes is due and payable, the Company shall deposit with the Paying Agent an amount of money in dollars sufficient to pay any and all such amounts due and payable in respect of such series of Notes on such payment date.

(i) Sinking Fund; Noteholder Repurchase Right. Each series of Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Noteholders.

(j) Global Notes. Each series of Notes shall be issued initially in the form of a permanent Global Security or Global Securities in registered form and shall initially be deposited with, or on behalf of, The Depository Trust Company (“DTC”), and registered in the name of DTC’s nominee, Cede & Co. Except under the circumstance described below, the Notes will not be issuable in definitive form. Unless and until each such Global Security is exchanged for the individual series of Notes in certificated form, each such Global Security may not be transferred, except as a whole by DTC to a nominee of DTC, or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any nominee of DTC to a successor depositary or any nominee of such successor Depositary.

With respect to each series of Notes, if, (i) DTC is no longer willing or able to discharge its responsibilities properly, and neither the Trustee nor the Company have approved a qualified successor within 90 days or (ii) a Noteholder of the applicable series of Notes shall so request upon the occurrence and continuance of an Event of Default with respect to the applicable series of Notes, the Company will issue Notes of such series in definitive form in authorized denominations in exchange, in whole or in part, as the case may be, for the applicable Global Security that had been held by the Depositary. Any Notes issued in definitive form in exchange for a Global Security will be registered in the name or names that the Depositary gives to the Trustee or relevant agent of the Company or the Trustee. The Company expects that the Depositary’s instructions will be based upon directions received by the Depositary from participants with respect to ownership of beneficial interests in the applicable Global Security that had been held by the Depositary. In addition, the Company may at any time determine that the Notes of the applicable series of Notes shall no longer be represented by a Global Security and will issue Notes of such series in definitive form in exchange for such Global Security pursuant to the procedure described above.

Section 2.02. FATCA. In order to assist the Trustee and any Paying Agent with its compliance with Sections 1471 through 1474 of the Code and the rules and regulations

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thereunder (as in effect from time to time, collectively, the “Applicable Law”), the Company agrees (i) to provide, upon request, the Trustee and any Paying Agent information within the Company’s possession, which the Company is legally entitled to provide and is reasonably necessary for the Trustee’s and any Paying Agent’s determination of whether it has tax related obligations with respect to the applicable series of Notes under Applicable Law and (ii) that the Trustee and any Paying Agent shall be entitled to make any withholding or deduction from payments under the Indenture and the applicable series of Notes to the extent necessary to comply with Applicable Law. Nothing in the immediately preceding sentence shall be construed as obligating the Company to make any “gross up” payment or similar reimbursement in connection with a payment in respect of which amounts are so withheld or deducted.

ARTICLE 3

DEFEASANCE

Section 3.01. Defeasance. Until the Maturity Date, each series of Notes will be subject to Article 13 of the Base Indenture; provided, however, that, solely with respect to each series of Notes:

(a) Section 13.04(b) of the Base Indenture is hereby amended by replacing “Holders” in the eighth line thereof with “beneficial owners”.

(b) Section 13.04(c) of the Base Indenture is hereby amended by replacing “Holders” in the fourth line thereof with “beneficial owners”.

ARTICLE 4
REDEMPTION OF THE NOTES

Section 4.01. Optional Redemption. The Notes of each series are subject to redemption, in whole or in part, at any time, upon not less than 30 nor more than 60 days’ notice sent to each Noteholder of the applicable series of Notes to be redeemed at such Noteholder’s address as it appears in the Securities Register:

(a) solely in respect of the 2025 Notes, 2027 Notes and 2030 Notes, on any date prior to the applicable Make Whole Call Date, and in respect of the 2022 Notes, on any date prior to the 2022 Notes Maturity Date, at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed or (ii) the sum, as determined by a quotation agent appointed by the Company, of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed as if (solely in respect of the 2025 Notes, 2027 Notes and 2030 Notes) such Notes matured on the applicable Make Whole Call Date (excluding any portion of such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus the Applicable Spread, plus, in each case, accrued and unpaid interest thereon, to, but excluding, the Redemption Date; and

(b) solely in respect of the 2025 Notes, 2027 Notes and 2030 Notes, on and after the applicable Make Whole Call Date, at a Redemption Price equal to 100% of the principal amount of the applicable series of Notes then outstanding to be redeemed, plus accrued and unpaid interest thereon, to, but excluding, the Redemption Date;

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provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on such Notes or portions thereof called for redemption.

Section 4.02. [Reserved].

Section 4.03. Notes Redeemed in Part. If less than all of the Notes of a particular series of Notes are to be redeemed, such Notes to be redeemed shall be selected by the Trustee pro rata or by lot, but consistent with any applicable procedures of DTC, Euroclear and Clearstream and any applicable listing standards. In the event of redemption of the applicable series of Notes in part only, a new Note or Notes of like tenor of the unredeemed portion thereof (which shall not be less than the minimum authorized denomination for the applicable series of Notes) shall be issued in the name of the Holder thereof upon cancellation thereof.

Section 4.04. Redemption Procedures. Any redemption of Notes pursuant to this Article 4 shall be conducted in accordance with the applicable procedures set forth in Article 11 of the Base Indenture to the extent not otherwise set forth herein.

ARTICLE 5
CHANGE OF CONTROL REPURCHASE EVENT

Section 5.01. Change of Control Repurchase Event.

(a) If a Change of Control Repurchase Event with respect to the Notes of any series occurs, unless the Company has exercised its right to redeem all the Notes of the applicable series, the Company shall make an offer to each Noteholder of the applicable series to repurchase all or any part (in integral multiples of $1,000) of that Noteholder’s Notes of such series at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus any accrued and unpaid interest on such Notes repurchased, to, but excluding, the date of repurchase. Within 30 days following any such Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Company shall send a notice (a “Change of Control Notice”) to each Noteholder of the applicable series of Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase the Notes of such series on the payment date specified in the Change of Control Notice, which date will be no earlier than 30 days and no later than 60 days from the date such Change of Control Notice is sent. The Change of Control Notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the Change of Control Notice.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes of the applicable series as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes of the applicable series, the Company shall comply with the applicable securities laws and

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regulations and shall not be deemed to have breached its obligations under this Section 5.01 by virtue of such conflict.

(b) On the Change of Control Repurchase Event payment date with respect to a series of Notes, the Company shall, to the extent lawful, with respect to the applicable series of Notes:

(i) accept for payment all Notes or portions of Notes of the applicable series (in integral multiples of $1,000) properly tendered pursuant to the Company’s offer (“Tendered Notes”);

(ii) deposit, at least one Business Day prior to the applicable payment date, with the Paying Agent in immediately available funds an amount equal to the aggregate repurchase price in respect of all Tendered Notes of the applicable series; and

(iii) deliver or cause to be delivered to the Trustee the Tendered Notes of the applicable series, together with an officers’ certificate stating that such Tendered Notes have been properly accepted by the Company and stating the aggregate principal amount of such Tendered Notes being purchased by the Company.

(c) The Paying Agent shall promptly transmit to each Noteholder of the applicable series holding Tendered Notes the repurchase price for such Tendered Notes, and the Trustee shall, to the extent necessary, promptly authenticate and deliver (or cause to be transferred by book-entry) to each such Noteholder a new security equal in principal amount to any unpurchased portion of any Tendered Notes of the applicable series surrendered; provided that each new security will be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(d) The Company shall not be required to make an offer to repurchase the applicable series of Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all of the Notes of the applicable series properly tendered and not withdrawn under its offer. In addition, the Company shall not be required to make an offer to repurchase the applicable series of Notes upon a Change of Control Repurchase Event if such Notes have been or are called for redemption by the Company prior to it being required to deliver notice of the Change of Control Repurchase Event, and thereafter redeems all of the applicable series of Notes called for redemption in accordance with the terms set forth in such redemption notice.

(e) Notwithstanding anything to the contrary contained herein, a revocable offer to repurchase the applicable series of Notes upon a Change of Control Repurchase Event may be made in advance of a Change of Control Repurchase Event, conditioned upon the consummation of the relevant Change of Control Repurchase Event, if a definitive agreement is in place for the applicable Change of Control at the time such offer to repurchase is made.

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ARTICLE 6
MISCELLANEOUS

Section 6.01. Relationship to Existing Base Indenture. This Fifth Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture. The Base Indenture, as supplemented and amended by this Fifth Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to the Notes, the Base Indenture, as supplemented and amended by this Fifth Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 6.02. Modification of The Existing Base Indenture. Except as expressly modified by this Fifth Supplemental Indenture, the provisions of the Base Indenture shall govern the terms and conditions of the Notes.

Section 6.03. Certain Rights of the Trustee.

(a) Section 6.03(d) of the Base Indenture is hereby amended by (i) adding in the fourth line thereof after “faith and in” the word “conclusive” and (ii) adding in the fourth line thereof after the word “thereon” the words “without liability”.

(b) Section 6.03 of the Base Indenture is hereby amended by adding new clauses (h), (i) and (j) following Section 6.03(g) as follows:

“(h) delivery of reports, information and financial statements to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein;

(i) the Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(j) the Trustee will not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the requisite Holders; and

(k) the Trustee shall not be deemed to have notice of default or the occurrence of an Event of Default until a Responsible Officer has received written notice of such default or such occurrence of an Event of Default.”

Section 6.04. [Reserved.]

Section 6.05. Governing Law. This instrument and each series of Notes shall be governed by and construed in accordance with the laws of the State of New York.

Section 6.06. Submission to Jurisdiction. To the fullest extent permitted by applicable law, the Company, the Trustee, the Paying Agent and, by accepting Notes, each Holder irrevocably submits to the non-exclusive jurisdiction of any federal or State court located in the

12

Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to the Indenture or any Notes and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company, the Trustee, the Paying Agent and, by accepting Notes, each Holder irrevocably waives, to the fullest extent permitted by law, any objection which they may have to the laying of the venue of any such suit, action or proceeding brought in an inconvenient forum.

Section 6.07. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. The Trustee may authenticate the Notes by manual, facsimile or electronic signature.

Section 6.08. Trustee and Paying Agent Makes No Representation. The recitals contained herein are made by the Company and not by the Trustee or the Paying Agent, and each of the Trustee and the Paying Agent assumes no responsibility for the correctness thereof. Each of the Trustee and the Paying Agent makes no representation as to the validity or sufficiency of this Fifth Supplemental Indenture (except for its execution thereof and by the Trustee’s certificates of authentication of the Notes).

Section 6.09. Waiver of Jury Trial. THE COMPANY, THE TRUSTEE, THE PAYING AGENT AND, BY ACCEPTING THE NOTES, EACH HOLDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED THEREBY.

Section 6.10. No Personal Liability of Directors, Officers, Employees and Stockholders. No past, present or future director, officer, employee, incorporator, or direct or indirect member, partner or stockholder of the Company (other than in its capacity as the Company) or of any of its direct or indirect parent companies shall have any liability, for any obligations of the Company under the Notes or the Indenture or any supplemental indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting Notes waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Section 6.11. Consequential Loss. In no event shall the Trustee or the Paying Agent be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee or the Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

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Section 6.12. Force Majeure. In no event shall the Trustee or the Paying Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee and the Paying Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 6.13. Trustee and Paying Agent Notices. Each notice or communication under this Fifth Supplemental Indenture to or by the Trustee or Paying Agent shall be made in writing, by fax, email or otherwise in accordance with this section. Each communication or document to be delivered to any party under this Fifth Supplemental Indenture shall be sent to that party at the fax number, email address or address, and marked for the attention of the person (if any), from time to time designated by that party to the Trustee or Paying Agent (or, in the case of the Trustee or Paying Agent, by it to each other party) for the purpose of this Fifth Supplemental Indenture. The initial telephone number, fax number, email address, address and person so designated are:

To the Company at:

8505 E. Orchard Road

Greenwood Village, Colorado 80111

Tel: (720) 778-4000

Fax:

Email: laura_meagher@vfc.com

To the Trustee or Paying Agent:

The Bank of New York Mellon Trust Company, N.A.

10161 Centurion Parkway N., 2nd Floor

Jacksonville, FL 32256

Attention: Corporate Trust Administration

Fax: (904) 645-1921

Email: barbara.salls@bnymellon.com

All notices under this Fifth Supplemental Indenture by or to the Paying Agent or the Trustee shall be effective (if by fax or email) when good receipt is confirmed by the recipient following

14

inquiry by the sender and (if in writing) when delivered, except that a communication received outside normal business hours shall be deemed to be received on the next business day in the city in which the recipient is located.

In no event shall the Paying Agent or the Trustee be liable for any losses arising from the Paying Agent or the Trustee receiving any data from an authorized person via any non-secure method of transmission or communication, such as but without limitation, by facsimile or email. The Company accepts that some methods of communication are not secure and the Paying Agent or the Trustee shall not incur any liability for receiving instructions via any such non-secure method. The Paying Agent or the Trustee is authorized to comply with and rely upon any such notice, instruction or other communications reasonably believed by it to have been sent or given by an authorized person. The Company shall use all reasonable endeavors to ensure that instructions transmitted to the Paying Agent or the Trustee pursuant to this Fifth Supplemental Indenture are complete and correct. Any instructions shall be conclusively deemed to be valid instructions from the Company to the Paying Agent or the Trustee for the purposes of this Fifth Supplemental Indenture.

Section 6.14. PATRIOT ACT. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering and the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which the Trustee or Paying Agent must obtain, verify and record information that allows the Paying Agent to identify customers (“Applicable Law”), the Trustee or Paying Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustee or Paying Agent. Accordingly, the Company agrees to provide to the Paying Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Trustee or Paying Agent to comply with Applicable Law, including, but not limited to, information as to name, physical address, tax identification number and other information that will help the Trustee or Paying Agent to identify and verify such Company such as organizational documents, certificates of good standing, licenses to do business or other pertinent identifying information.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed and attested all as of the day and year first above written.

V.F. CORPORATION

By:	/s/ Scott A. Roe
Scott A. Roe
Executive Vice President and Chief Financial Officer

Attest:

By:	/s/ Laura C. Meagher
Laura C. Meagher
Executive Vice President,
General Counsel and Secretary

By:	/s/ Omorlie Harris
Omorlie Harris
Vice President, Treasurer

Attest:

By:	/s/ Mark R. Townsend
Mark R. Townsend
Assistant General Counsel
and Assistant Secretary

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Lawrence M. Kusch
Lawrence M. Kusch
Vice President

ANNEX A

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [*Include only if a Global Note]

A-1

V.F. CORPORATION

2.050% Senior Notes due 2022

No. [_______]	ISIN: US918204AZ14 CUSIP: 918204 AZ1 $[_______]

V.F. CORPORATION, a corporation duly incorporated and subsisting under the laws of the Commonwealth of Pennsylvania (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [CEDE&CO.]* [_______], or registered assigns, the principal sum of $1,000,000,000 on April 23, 2022, [as such amount may be changed from time to time pursuant to the Schedule of Exchanges of Interests attached hereto,]* and to pay interest thereon from April 23, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 23 and October 23 in each year, commencing on October 23, 2020, at the rate of 2.050% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any Interest Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any scheduled Interest Payment Date for this Notes falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date shall be postponed to the next succeeding day which is a Business Day (and no interest on such payment shall accrue for the period from and after such scheduled Interest Payment Date).

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Business Day next preceding the relevant Interest Payment Date, or in the event the Notes cease to be held in the form of one or more Global Notes, at the close of business on the April 8 or October 8 immediately prior to that Interest Payment Date (the “Regular Record Date”), whether or not a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Noteholder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Noteholders of Notes of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Principal of, the Redemption Price (if any), the Change of Control Payments (if any), and interest on, the Notes shall be payable at the office or agency of the Paying Agent; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment.

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At least one Business Day prior to the date that any payment of principal of, the Redemption Price (if any), the Change of Control Payments (if any), or interest on, or any other amount payable in respect of the Notes is due and payable, the Company shall deposit with the Paying Agent an amount of money in dollars sufficient to pay any and all such amounts due and payable in respect of the Notes on such payment date.

The Company has appointed (i) The Trustee, as the Paying Agent, and (ii) the Trustee as the Security Registrar for the Notes. Upon notice to the Trustee, the Company may change any Paying Agent or Security Registrar. The Notes may be surrendered for registration of transfer and for exchange at the office or agency of the Company maintained for such purpose in the City of New York, New York and at any other office or agency maintained by the Company for such purpose.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

V.F. CORPORATION

By:
Name
Title

Attest:

By:
Name
Title

By:
Name
Title

Attest:

By:
Name
Title

A-4

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated: [_____], 20[__]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

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[Reverse of Note]

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of October 15, 2007 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Fifth Supplemental Indenture, dated as of April 23, 2020 (herein called the “Fifth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), among the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., a national banking association, as Trustee (the “Trustee”) and Paying Agent, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Paying Agent and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000. The Company may at any time issue additional notes under the Indenture in unlimited amounts having the same terms as the Notes.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture and the provisions of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture and those other provisions forming a part thereof with respect to the Notes, the provisions of the Indenture and such other provisions with respect to the Notes shall govern and be controlling.

The Notes are subject to redemption, in whole or in part, at any time, upon not less than 30 nor more than 60 days’ notice sent to each Noteholder of Notes to be redeemed at such Noteholder’s address as it appears in the Securities Register:

(A) on any date prior to the 2022 Notes Maturity Date at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed or (ii) the sum, as determined by a quotation agent appointed by the Company, of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate, plus the Applicable Spread, plus, in each case, accrued and unpaid interest thereon, to, but excluding, the Redemption Date.

provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

The Notes do not have the benefit of any sinking fund obligations.

If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee pro rata or by lot, but consistent with any applicable listing standards. In the event of redemption of Notes in part only, a new Note or Notes of like tenor of the

A-6

unredeemed portion thereof (which shall not be less than the minimum authorized denomination for the Notes) shall be issued in the name of the Holder thereof upon cancellation thereof.

If a Change of Control Repurchase Event with respect to the Notes occurs, unless the Company has exercised its right to redeem all the Notes, the Company shall make an offer to each Noteholder of the Notes to repurchase all or any part (in integral multiples of $1,000) of that Noteholder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased, to, but excluding, the date of repurchase. Within 30 days following any such Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Company shall send a notice (a “Change of Control Notice”) to each Noteholder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase the Notes on the payment date specified in the Change of Control Notice, which date will be no earlier than 30 days and no later than 60 days from the date such Change of Control Notice is sent. The Change of Control Notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the Change of Control Notice.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Indenture by virtue of such conflict.

On the Change of Control Repurchase Event payment date, the Company shall, to the extent lawful, with respect to the Notes:

(A) accept for payment all Notes or portions of Notes (in integral multiples of $1,000) properly tendered pursuant to the Company’s offer (“Tendered Notes”);

(B) deposit with the Trustee a cash amount in immediately available funds equal to the aggregate repurchase price in respect of all Tendered Notes; and

(C) deliver or cause to be delivered to the Trustee the Tendered Notes, together with an officers’ certificate stating that such Tendered Notes have been properly accepted by the Company and stating the aggregate principal amount of Tendered Notes being purchased by the Company.

The Paying Agent shall promptly transmit to each Noteholder of Tendered Notes the repurchase price for the Tendered Notes, and the Trustee shall, to the extent necessary, promptly authenticate and deliver (or cause to be transferred by book-entry) to each such Noteholder a new note equal in principal amount to any unpurchased portion of any Tendered Notes; provided

A-7

that each new note will be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Company shall not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if the Notes have been or are called for redemption by the Company prior to it being required to deliver notice of the Change of Control Repurchase Event, and thereafter redeems all Notes called for redemption in accordance with the terms set forth in such redemption notice.

Notwithstanding anything to the contrary contained herein, a revocable offer to repurchase the Notes upon a Change of Control Repurchase Event may be made in advance of a Change of Control Repurchase Event, conditioned upon the consummation of the relevant Change of Control Repurchase Event, if a definitive agreement is in place for the applicable Change of Control at the time such offer to repurchase is made.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Subject to certain exceptions, the Indenture or the Notes of any series thereunder may be amended or supplemented pursuant to Article 9 of the Base Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Noteholder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are

A-8

exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Noteholder surrendering the same.

No service charge shall be made to a Noteholder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee, the Paying Agent and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Company has caused CUSIP and ISIN numbers to be printed on the Notes of this series and the Trustee or Registrar may use CUSIP and ISIN numbers in notices of redemption or offers to repurchase as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption or offer to repurchase.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

A-9

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY *

The initial outstanding principal amount of this Global Security is $______________.

The following exchanges of a part of this Global Security for an interest in another Global Security or for Security in certificated form, or exchanges of a part of another Global Security or Security in certificated form for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee or Custodian

________________________

*This schedule should be included only if the Note is issued in global form.

A-10

ANNEX B

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

B-1

V.F. CORPORATION

2.400% Senior Notes due 2025

No. [_______]	ISIN: US918204BA53 CUSIP: 918204 BA5 $[_______]

V.F. CORPORATION, a corporation duly incorporated and subsisting under the laws of the Commonwealth of Pennsylvania (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [CEDE & CO.]* [_______], or registered assigns, the principal sum of $750,000,000 on April 23, 2025, [as such amount may be changed from time to time pursuant to the Schedule of Exchanges of Interests attached hereto,]* and to pay interest thereon from April 23, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 23 and October 23 in each year, commencing on October 23, 2020, at the rate of 2.400% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any Interest Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any scheduled Interest Payment Date for this Notes falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date shall be postponed to the next succeeding day which is a Business Day (and no interest on such payment shall accrue for the period from and after such scheduled Interest Payment Date).

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Business Day next preceding the relevant Interest Payment Date, or in the event the Notes cease to be held in the form of one or more Global Notes, at the close of business on the April 8 or October 8 immediately prior to that Interest Payment Date (the “Regular Record Date”), whether or not a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Noteholder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Noteholders of Notes of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Principal of, the Redemption Price (if any), the Change of Control Payments (if any), and interest on, the Notes shall be payable at the office or agency of the Paying Agent; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment.

B-2

At least one Business Day prior to the date that any payment of principal of, the Redemption Price (if any), the Change of Control Payments (if any), or interest on, or any other amount payable in respect of the Notes is due and payable, the Company shall deposit with the Paying Agent an amount of money in dollars sufficient to pay any and all such amounts due and payable in respect of the Notes on such payment date.

The Company has appointed (i) The Trustee, as the Paying Agent, and (ii) the Trustee as the Security Registrar for the Notes. Upon notice to the Trustee, the Company may change any Paying Agent or Security Registrar. The Notes may be surrendered for registration of transfer and for exchange at the office or agency of the Company maintained for such purpose in the City of New York, New York and at any other office or agency maintained by the Company for such purpose.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

B-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

V.F. CORPORATION

By:
Name
Title

Attest:

By:
Name
Title

By:
Name
Title

Attest:

By:
Name
Title

B-4

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated: [_____], 20[__]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

B-5

[Reverse of Note]

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of October 15, 2007 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Fifth Supplemental Indenture, dated as of April 23, 2020 (herein called the “Fifth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), among the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., a national banking association, as Trustee (the “Trustee”) and Paying Agent, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Paying Agent and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $750,000,000. The Company may at any time issue additional notes under the Indenture in unlimited amounts having the same terms as the Notes.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture and the provisions of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture and those other provisions forming a part thereof with respect to the Notes, the provisions of the Indenture and such other provisions with respect to the Notes shall govern and be controlling.

The Notes are subject to redemption, in whole or in part, at any time, upon not less than 30 nor more than 60 days’ notice sent to each Noteholder of Notes to be redeemed at such Noteholder’s address as it appears in the Securities Register:

(A) on any date prior to the Make Whole Call Date at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed or (ii) the sum, as determined by a quotation agent appointed by the Company, of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed if such Notes matured on the Make Whole Call Date (excluding any portion of such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on an semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate, plus the Applicable Spread, plus, in each case, accrued and unpaid interest thereon, to, but excluding, the Redemption Date; and

(B) on and after the Make Whole Call Date, at a Redemption Price equal to 100% of the principal amount of the Notes then outstanding to be redeemed, plus accrued and unpaid interest thereon, to, but excluding, the Redemption Date;

provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

B-6

The Notes do not have the benefit of any sinking fund obligations.

If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee pro rata or by lot, but consistent with any applicable listing standards. In the event of redemption of Notes in part only, a new Note or Notes of like tenor of the unredeemed portion thereof (which shall not be less than the minimum authorized denomination for the Notes) shall be issued in the name of the Holder thereof upon cancellation thereof.

If a Change of Control Repurchase Event with respect to the Notes occurs, unless the Company has exercised its right to redeem all the Notes, the Company shall make an offer to each Noteholder of the Notes to repurchase all or any part (in integral multiples of $1,000) of that Noteholder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased, to, but excluding, the date of repurchase. Within 30 days following any such Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Company shall send a notice (a “Change of Control Notice”) to each Noteholder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase the Notes on the payment date specified in the Change of Control Notice, which date will be no earlier than 30 days and no later than 60 days from the date such Change of Control Notice is sent. The Change of Control Notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the Change of Control Notice.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Indenture by virtue of such conflict.

On the Change of Control Repurchase Event payment date, the Company shall, to the extent lawful, with respect to the Notes:

(A) accept for payment all Notes or portions of Notes (in integral multiples of $1,000) properly tendered pursuant to the Company’s offer (“Tendered Notes”);

(B) deposit with the Trustee a cash amount in immediately available funds equal to the aggregate repurchase price in respect of all Tendered Notes; and

(C) deliver or cause to be delivered to the Trustee the Tendered Notes, together with an officers’ certificate stating that such Tendered Notes have been properly accepted by the Company and stating the aggregate principal amount of Tendered Notes being purchased by the Company.

B-7

The Paying Agent shall promptly transmit to each Noteholder of Tendered Notes the repurchase price for the Tendered Notes, and the Trustee shall, to the extent necessary, promptly authenticate and deliver (or cause to be transferred by book-entry) to each such Noteholder a new note equal in principal amount to any unpurchased portion of any Tendered Notes; provided that each new note will be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Company shall not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if the Notes have been or are called for redemption by the Company prior to it being required to deliver notice of the Change of Control Repurchase Event, and thereafter redeems all Notes called for redemption in accordance with the terms set forth in such redemption notice.

Notwithstanding anything to the contrary contained herein, a revocable offer to repurchase the Notes upon a Change of Control Repurchase Event may be made in advance of a Change of Control Repurchase Event, conditioned upon the consummation of the relevant Change of Control Repurchase Event, if a definitive agreement is in place for the applicable Change of Control at the time such offer to repurchase is made.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Subject to certain exceptions, the Indenture or the Notes of any series thereunder may be amended or supplemented pursuant to Article 9 of the Base Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Noteholder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

B-8

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Noteholder surrendering the same.

No service charge shall be made to a Noteholder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee, the Paying Agent and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Company has caused CUSIP and ISIN numbers to be printed on the Notes of this series and the Trustee or Registrar may use CUSIP and ISIN numbers in notices of redemption or offers to repurchase as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption or offer to repurchase.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

B-9

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY *

The initial outstanding principal amount of this Global Security is $______________.

The following exchanges of a part of this Global Security for an interest in another Global Security or for Security in certificated form, or exchanges of a part of another Global Security or Security in certificated form for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee or Custodian

________________________

*This schedule should be included only if the Note is issued in global form.

B-10

ANNEX C

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

C-1

V.F. CORPORATION

2.800% Senior Notes due 2027

No. [_______]	ISIN: US918204BB37 CUSIP: 918204 BB3 $[_______]

V.F. CORPORATION, a corporation duly incorporated and subsisting under the laws of the Commonwealth of Pennsylvania (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [CEDE & CO.]* [_______], or registered assigns, the principal sum of $500,000,000 on April 23, 2027, [as such amount may be changed from time to time pursuant to the Schedule of Exchanges of Interests attached hereto,]* and to pay interest thereon from April 23, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 23 and October 23 in each year, commencing on October 23, 2020, at the rate of 2.800% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any Interest Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any scheduled Interest Payment Date for this Notes falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date shall be postponed to the next succeeding day which is a Business Day (and no interest on such payment shall accrue for the period from and after such scheduled Interest Payment Date).

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Business Day next preceding the relevant Interest Payment Date, or in the event the Notes cease to be held in the form of one or more Global Notes, at the close of business on the April 8 or October 8 immediately prior to that Interest Payment Date (the “Regular Record Date”), whether or not a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Noteholder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Noteholders of Notes of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Principal of, the Redemption Price (if any), the Change of Control Payments (if any), and interest on, the Notes shall be payable at the office or agency of the Paying Agent; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment.

C-2

At least one Business Day prior to the date that any payment of principal of, the Redemption Price (if any), the Change of Control Payments (if any), or interest on, or any other amount payable in respect of the Notes is due and payable, the Company shall deposit with the Paying Agent an amount of money in dollars sufficient to pay any and all such amounts due and payable in respect of the Notes on such payment date.

The Company has appointed (i) The Trustee, as the Paying Agent, and (ii) the Trustee as the Security Registrar for the Notes. Upon notice to the Trustee, the Company may change any Paying Agent or Security Registrar. The Notes may be surrendered for registration of transfer and for exchange at the office or agency of the Company maintained for such purpose in the City of New York, New York and at any other office or agency maintained by the Company for such purpose.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

C-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

V.F. CORPORATION

By:
Name
Title

Attest:

By:
Name
Title

By:
Name
Title

Attest:

By:
Name
Title

C-4

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated: [_____], 20[__]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

C-5

[Reverse of Note]

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of October 15, 2007 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Fifth Supplemental Indenture, dated as of April 23, 2020 (herein called the “Fifth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), among the Company, The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., a national banking association, as Trustee (the “Trustee”), and Paying Agent, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Paying Agent and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000. The Company may at any time issue additional notes under the Indenture in unlimited amounts having the same terms as the Notes.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture and the provisions of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture and those other provisions forming a part thereof with respect to the Notes, the provisions of the Indenture and such other provisions with respect to the Notes shall govern and be controlling.

The Notes are subject to redemption, in whole or in part, at any time, upon not less than 30 nor more than 60 days’ notice sent to each Noteholder of Notes to be redeemed at such Noteholder’s address as it appears in the Securities Register:

(A) on any date prior to the Make Whole Call Date at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed or (ii) the sum, as determined by a quotation agent appointed by the Company, of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed if such Notes matured on the Make Whole Call Date (excluding any portion of such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate, plus the Applicable Spread, plus, in each case, accrued and unpaid interest thereon, to, but excluding, the Redemption Date; and

(B) on and after the Make Whole Call Date, at a Redemption Price equal to 100% of the principal amount of the Notes then outstanding to be redeemed, plus accrued and unpaid interest thereon, to, but excluding, the Redemption Date;

provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

C-6

The Notes do not have the benefit of any sinking fund obligations.

If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee pro rata or by lot, but consistent with any applicable listing standards. In the event of redemption of Notes in part only, a new Note or Notes of like tenor of the unredeemed portion thereof (which shall not be less than the minimum authorized denomination for the Notes) shall be issued in the name of the Holder thereof upon cancellation thereof.

If a Change of Control Repurchase Event with respect to the Notes occurs, unless the Company has exercised its right to redeem all the Notes, the Company shall make an offer to each Noteholder of the Notes to repurchase all or any part (in integral multiples of $1,000) of that Noteholder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased, to, but excluding, the date of repurchase. Within 30 days following any such Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Company shall send a notice (a “Change of Control Notice”) to each Noteholder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase the Notes on the payment date specified in the Change of Control Notice, which date will be no earlier than 30 days and no later than 60 days from the date such Change of Control Notice is sent. The Change of Control Notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the Change of Control Notice.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Indenture by virtue of such conflict.

On the Change of Control Repurchase Event payment date, the Company shall, to the extent lawful, with respect to the Notes:

(A) accept for payment all Notes or portions of Notes (in integral multiples of $1,000) properly tendered pursuant to the Company’s offer (“Tendered Notes”);

(B) deposit with the Trustee a cash amount in immediately available funds equal to the aggregate repurchase price in respect of all Tendered Notes; and

(C) deliver or cause to be delivered to the Trustee the Tendered Notes, together with an officers’ certificate stating that such Tendered Notes have been properly accepted by the Company and stating the aggregate principal amount of Tendered Notes being purchased by the Company.

C-7

The Paying Agent shall promptly transmit to each Noteholder of Tendered Notes the repurchase price for the Tendered Notes, and the Trustee shall, to the extent necessary, promptly authenticate and deliver (or cause to be transferred by book-entry) to each such Noteholder a new note equal in principal amount to any unpurchased portion of any Tendered Notes; provided that each new note will be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Company shall not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if the Notes have been or are called for redemption by the Company prior to it being required to deliver notice of the Change of Control Repurchase Event, and thereafter redeems all Notes called for redemption in accordance with the terms set forth in such redemption notice.

Notwithstanding anything to the contrary contained herein, a revocable offer to repurchase the Notes upon a Change of Control Repurchase Event may be made in advance of a Change of Control Repurchase Event, conditioned upon the consummation of the relevant Change of Control Repurchase Event, if a definitive agreement is in place for the applicable Change of Control at the time such offer to repurchase is made.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Subject to certain exceptions, the Indenture or the Notes of any series thereunder may be amended or supplemented pursuant to Article 9 of the Base Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Noteholder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

C-8

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Noteholder surrendering the same.

No service charge shall be made to a Noteholder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee, the Paying Agent and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Company has caused CUSIP and ISIN numbers to be printed on the Notes of this series and the Trustee or Registrar may use CUSIP and ISIN numbers in notices of redemption or offers to repurchase as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption or offer to repurchase.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

C-9

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY *

The initial outstanding principal amount of this Global Security is $______________.

The following exchanges of a part of this Global Security for an interest in another Global Security or for Security in certificated form, or exchanges of a part of another Global Security or Security in certificated form for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee or Custodian

________________________

*This schedule should be included only if the Note is issued in global form.

C-10

ANNEX D

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

D-1

V.F. CORPORATION

2.950% Senior Notes due 2030

No. [_______]	ISIN: US918204BC10 CUSIP: 918204BC1 $[_______]

V.F. CORPORATION, a corporation duly incorporated and subsisting under the laws of the Commonwealth of Pennsylvania (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [CEDE & CO.]* [_______], or registered assigns, the principal sum of $750,000,000 on April 23, 2030, [as such amount may be changed from time to time pursuant to the Schedule of Exchanges of Interests attached hereto,]* and to pay interest thereon from April 23, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 23 and October 23 in each year, commencing on October 23, 2020, at the rate of 2.950% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any Interest Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any scheduled Interest Payment Date for this Notes falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date shall be postponed to the next succeeding day which is a Business Day (and no interest on such payment shall accrue for the period from and after such scheduled Interest Payment Date).

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Business Day next preceding the relevant Interest Payment Date, or in the event the Notes cease to be held in the form of one or more Global Notes, at the close of business on the April 8 or October 8 immediately prior to that Interest Payment Date (the “Regular Record Date”), whether or not a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Noteholder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Noteholders of Notes of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Principal of, the Redemption Price (if any), the Change of Control Payments (if any), and interest on, the Notes shall be payable at the office or agency of the Paying Agent; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment.

D-2

At least one Business Day prior to the date that any payment of principal of, the Redemption Price (if any), the Change of Control Payments (if any), or interest on, or any other amount payable in respect of the Notes is due and payable, the Company shall deposit with the Paying Agent an amount of money in dollars sufficient to pay any and all such amounts due and payable in respect of the Notes on such payment date.

The Company has appointed (i) The Trustee, as the Paying Agent, and (ii) the Trustee as the Security Registrar for the Notes. Upon notice to the Trustee, the Company may change any Paying Agent or Security Registrar. The Notes may be surrendered for registration of transfer and for exchange at the office or agency of the Company maintained for such purpose in the City of New York, New York and at any other office or agency maintained by the Company for such purpose.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

D-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

V.F. CORPORATION

By:
Name
Title

Attest:

By:
Name
Title

By:
Name
Title

Attest:

By:
Name
Title

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This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated: [_____], 20[__]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

D-5

[Reverse of Note]

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of October 15, 2007 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Fifth Supplemental Indenture, dated as of April 23, 2020 (herein called the “Fifth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), among the Company, The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., a national banking association, as Trustee (the “Trustee”), and Paying Agent, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Paying Agent and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $750,000,000. The Company may at any time issue additional notes under the Indenture in unlimited amounts having the same terms as the Notes.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture and the provisions of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture and those other provisions forming a part thereof with respect to the Notes, the provisions of the Indenture and such other provisions with respect to the Notes shall govern and be controlling.

The Notes are subject to redemption, in whole or in part, at any time, upon not less than 30 nor more than 60 days’ notice sent to each Noteholder of Notes to be redeemed at such Noteholder’s address as it appears in the Securities Register:

(A) on any date prior to the Make Whole Call Date at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed or (ii) the sum, as determined by a quotation agent appointed by the Company, of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed if such Notes matured on the Make Whole Call Date (excluding any portion of such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate, plus the Applicable Spread, plus, in each case, accrued and unpaid interest thereon, to, but excluding, the Redemption Date; and

(B) on and after the Make Whole Call Date, at a Redemption Price equal to 100% of the principal amount of the Notes then outstanding to be redeemed, plus accrued and unpaid interest thereon, to, but excluding, the Redemption Date;

provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

D-6

The Notes do not have the benefit of any sinking fund obligations.

If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee pro rata or by lot, but consistent with any applicable listing standards. In the event of redemption of Notes in part only, a new Note or Notes of like tenor of the unredeemed portion thereof (which shall not be less than the minimum authorized denomination for the Notes) shall be issued in the name of the Holder thereof upon cancellation thereof.

If a Change of Control Repurchase Event with respect to the Notes occurs, unless the Company has exercised its right to redeem all the Notes, the Company shall make an offer to each Noteholder of the Notes to repurchase all or any part (in integral multiples of $1,000) of that Noteholder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased, to, but excluding, the date of repurchase. Within 30 days following any such Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Company shall send a notice (a “Change of Control Notice”) to each Noteholder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase the Notes on the payment date specified in the Change of Control Notice, which date will be no earlier than 30 days and no later than 60 days from the date such Change of Control Notice is sent. The Change of Control Notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the Change of Control Notice.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Indenture by virtue of such conflict.

On the Change of Control Repurchase Event payment date, the Company shall, to the extent lawful, with respect to the Notes:

(A) accept for payment all Notes or portions of Notes (in integral multiples of $1,000) properly tendered pursuant to the Company’s offer (“Tendered Notes”);

(B) deposit with the Trustee a cash amount in immediately available funds equal to the aggregate repurchase price in respect of all Tendered Notes; and

(C) deliver or cause to be delivered to the Trustee the Tendered Notes, together with an officers’ certificate stating that such Tendered Notes have been properly accepted by the Company and stating the aggregate principal amount of Tendered Notes being purchased by the Company.

D-7

The Paying Agent shall promptly transmit to each Noteholder of Tendered Notes the repurchase price for the Tendered Notes, and the Trustee shall, to the extent necessary, promptly authenticate and deliver (or cause to be transferred by book-entry) to each such Noteholder a new note equal in principal amount to any unpurchased portion of any Tendered Notes; provided that each new note will be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Company shall not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if the Notes have been or are called for redemption by the Company prior to it being required to deliver notice of the Change of Control Repurchase Event, and thereafter redeems all Notes called for redemption in accordance with the terms set forth in such redemption notice.

Notwithstanding anything to the contrary contained herein, a revocable offer to repurchase the Notes upon a Change of Control Repurchase Event may be made in advance of a Change of Control Repurchase Event, conditioned upon the consummation of the relevant Change of Control Repurchase Event, if a definitive agreement is in place for the applicable Change of Control at the time such offer to repurchase is made.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Subject to certain exceptions, the Indenture or the Notes of any series thereunder may be amended or supplemented pursuant to Article 9 of the Base Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Noteholder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

D-8

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Noteholder surrendering the same.

No service charge shall be made to a Noteholder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee, the Paying Agent and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Company has caused CUSIP and ISIN numbers to be printed on the Notes of this series and the Trustee or Registrar may use CUSIP and ISIN numbers in notices of redemption or offers to repurchase as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption or offer to repurchase.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

D-9

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY *

The initial outstanding principal amount of this Global Security is $______________.

The following exchanges of a part of this Global Security for an interest in another Global Security or for Security in certificated form, or exchanges of a part of another Global Security or Security in certificated form for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee or Custodian

________________________

*This schedule should be included only if the Note is issued in global form.

D-10